EXHIBIT 10.3

                                 AWARD AGREEMENT
                TRIANGLE IMAGING GROUP, INC. 1999 INCENTIVE PLAN

         THIS AGREEMENT dated as of the ___ day of ____________, 199_, (the "Grant Date") is made and entered into by and between Triangle Imaging Group, Inc., a Florida corporation with its principal offices located at 1800 NW 49th Street, Suite 100, Fort Lauderdale, FL 33309 (the "Company") and
______________________________________________       whose       address      is
_____________________________________________________________(the "Optionee").

                              W I T N E S S E T H:

         WHEREAS, the Board of Directors of the Company through a committee consisting of Charles D. Winslow, Chairman, and Harold S. Fischer (the "Committee") has approved the granting to the Optionee of stock options to purchase certain shares of the Company's common stock, par value $.001 per share ("Common Stock"); and

         WHEREAS, the Optionee desires to accept the grant of such options, subject to the terms and conditions of this Agreement.

         NOW, THEREFORE, the Company and the Optionee hereby agree as follows:

         1. GRANT OF OPTION. Subject to the provisions of this Agreement and the Company's 1999 Incentive Plan (the "1999 Plan"), the Company hereby grants to the Optionee an option (the "Option") to purchase from the Company __________ shares of Common Stock (the "Option Shares") at an exercise price of $________ per share (the "Exercise Price"), subject to adjustment in accordance with
Section 4 below.

         2. TERM . This Option is exercisable for the period commencing on the Grant Date and terminates on ______ __, 200_ (the "Termination Date"), subject to the provisions for termination and acceleration contained in this Agreement.


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         3.  TERMINATION  PROVISIONS.  The  right to  exercise  this  Option  is subject to the following additional restrictions and limitations:

         (a) TERMINATION OF EMPLOYMENT. If the Optionee is an employee of the Company or any of its subsidiaries, and employment by the Company or any of its subsidiaries of the Optionee is terminated for any reason other than death, total disability or for "cause" pursuant to any employment or compensation agreement, the Option may be exercised for a period of sixty (60) days after the date of such termination; provided however, in no event shall this Option terminate after the Termination Date.

         (b) DEATH OF OPTIONEE. If the Optionee shall die while employed with the Company or its subsidiaries and during the period in which this Option remains exercisable, or if the Optionee shall die within three (3) months of termination of his/her employment for Total Disability, the Optionee's legal representative or representatives or the persons entitled to do so under the Optionee's last will and testament or under applicable intestate laws shall have the right to exercise this Option, and such right shall expire and this Option shall terminate one year after the date of the Optionee's death or on the expiration date of this Option, whichever date is earlier. In all other respects, this Option shall terminate upon such death.

         4. ADJUSTMENTS IN EVENT OF CHANGE IN COMMON STOCK. In the event of any recapitalization, reclassification, split-up or consolidation of shares of Stock, merger or consolidation of the Company or sale by the Company of all or a substantial portion of its assets, or other event which could distort the implementation of the 1999 Plan or the realization of its objectives, the Board of Directors of the Company or the Committee may make such appropriate adjustments in the shares of Common Stock subject to purchase by the Option; PROVIDED, HOWEVER, that no such adjustment shall be made on or after the occurrence of a Change in Control without the affected participant's consent.

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         5.  EXERCISE,  PAYMENT FOR AND  DELIVERY  OF STOCK.  This Option may be
exercised by the Optionee or other person then entitled to exercise it by giving five business days' written notice of exercise to the Company (a form of which is attached hereto as Exhibit A), accompanied by a check to the order of the Company in payment of such price. If the Company is required to withhold on account of any federal, state or local tax imposed as a result of such exercise, the notice of exercise shall also be accompanied by a check to the order of the Company in payment of the amount thus required to be withheld.

         6. CASHLESS EXERCISE The Optionee may exercise, in the discretion of the Company, part or all of the Option by tender to the Company of a written notice of exercise together with advice of the delivery of an order to a securities broker acceptable to the Company to sell part or all of the Option Shares, subject to such exercise notice and an irrevocable order to such broker to deliver to the Company (or its transfer agent) sufficient proceeds from the sale of such Option Shares to pay the exercise price and any withholding taxes. All documentation and procedures to be followed in connection with such a "cashless exercise" shall be approved in advance by the Company, which approval shall be expeditiously provided and not unreasonably withheld. Alternatively, the Optionee may exercise, in the discretion of the Company, part or all of the Option by tendering to the Company a notice of exercise accompanied by instructions to the Company authorizing the cancellation of such number of shares subject to the Option then exercisable having a total fair market value, as reasonably determined by the Board of Directors of the Company or the Committee, equal to the aggregate Exercise Price (exclusive of applicable withholding taxes) of the shares to be acquired by Optionee pursuant to the Option.

         7. RIGHTS IN STOCK BEFORE ISSUANCE AND DELIVERY. No person shall be entitled to the privileges of stock ownership in respect of any shares issuable upon exercise of this Option, unless and until such shares have been issued to such person as fully paid shares.

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         8.  MISCELLANEOUS PROVISIONS.

         (a) NOTICES. Unless otherwise specifically provided herein, all notices to be given hereunder shall be in writing and sent to the parties by certified mail, return receipt requested, which shall be addressed to each party's respective address, as set forth in the first paragraph of this Agreement, or to such other address as such party shall give to the other party hereto by a notice given in accordance with this Section and, except as otherwise provided in this Agreement, shall be effective when deposited in the United States mail properly addressed and postage prepaid. If such notice is sent other than by the United States mail, such notice shall be effective when actually received by the party being noticed.

         (b) ASSIGNMENT. This Agreement and the rights granted hereunder may not be assigned in whole or in part by Optionee except by will or the laws of descent and distribution, and the Option is exercisable during Optionee's lifetime only by the Optionee.

         (c) FURTHER ASSURANCES. Both parties hereto shall execute and deliver such other instruments and do such other acts as may be reasonably necessary to carry out the intent and purposes of this Agreement.

         (d) GENDER. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms and the singular form of nouns and pronouns shall include the plural and VICE VERSA.

         (e) CAPTIONS. The captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit, extend or prescribe the scope of this Agreement or the intent of any of the provisions hereof.

         (f) COMPLETENESS AND MODIFICATION. This Agreement and the 1999 Plan constitute the entire understanding between the parties hereto superseding all prior and contemporaneous agreements or understandings among the parties hereto concerning the grant of stock options to the Optionee. This Agreement shall not terminated, except in accordance with its terms, or amended in writing executed by all of the parties hereto.

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         (g) WAIVER.  The  waiver of a breach of any term or  condition  of this
Agreement shall not be deemed to constitute the waiver of any other breach of the same or any other term or condition.

         (h) SEVERABILITY. The invalidity or enforceability, in whole or in part, of any covenant, promise or undertaking, or any section, subsection, paragraph, sentence, clause phrase or word or of any provision of this Agreement shall not affect the validity or enforceability of the remaining portions thereof.

         (i) CONSTRUCTION. This Agreement shall be governed by and construed in accordance with the laws of incorporation of the Company. The terms of the 1999 Plan shall govern and supersede any conflicting terms contained in this Agreement. Capitalized terms not defined herein shall have the meanings ascribed to them in the 1999 Plan.

         (j) BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the heirs, successors, estate and personal representatives of the
Optionee   and  upon  the   successors   and   assigns  of  the   Company.

         (k) LITIGATION-ATTORNEY' FEES. In connection with any litigation arising out of the enforcement of this Agreement or for its interpretation, the prevailing party shall be entitled to recover its costs, including reasonable attorneys' fees, at the trial and all appellate levels form the other party hereto, who was an adverse party to such litigation.

         (l) TAXES. The Optionee shall remit at the time of the delivery of Option Shares upon exercise of an Option, or, if authorized by the Company, at the time when due, an amount sufficient to satisfy all federal, state and local withholding tax requirements relating thereto.

         (m) INVESTMENT REPRESENTATION. The Optionee, by acceptance hereof, represents and warrants to the Company that the purchase of shares of Common Stock upon exercise of the Option shall be for investment purposes only and not with a view to distribution, provided that this representation and warranty shall be inoperative if, in the opinion of counsel to the Company, a proposed disposition of such shares is pursuant to an applicable effective registration statement under the Securities Act of 1933 or is exempt from registration under such Act. The Company may endorse an appropriate legend upon the stock certificate or certificates representing any Option Shares referring to the foregoing representation and warranty or any applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

         IN WITNESS WHEREOF, the Company has granted this Option on the date of grant specified above.

                                             TRIANGLE IMAGING GROUP, INC.

                                             By:
                                                  ----------------------------
                                                      Name:  Harold S. Fischer
                                                      Title: President


                                                  ----------------------------
                                                    (Name of Optionee)

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                                    Exhibit A

                          TRIANGLE IMAGING GROUP, INC.

                             NOTICE OF EXERCISE FORM

INSTRUCTIONS: THIS FORM IS TO BE USED TO EXERCISE YOUR STOCK OPTION. TO EXERCISE YOUR OPTION YOU MUST COMPLETE, DATE AND SIGN THIS FORM AND MAIL OR DELIVER IT TO THE SECRETARY AT THE COMPANY'S MAIN OFFICE TOGETHER WITH A COPY OF YOUR AWARD AGREEMENT AND ACCOMPANIED BY FULL PAYMENT OF THE EXERCISE PRICE (IN THE FORM OF CASH AND/OR COMMON STOCK) OF THE SHARES YOU ARE PURCHASING.
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                  The undersigned Optionee hereby irrevocably elects to exercise
the  right,   represented   by  the  attached  Award   Agreement,   to  purchase
_____________ shares of the Common Stock of Triangle Imaging Group, Inc. ("Common Stock") and herewith (1) tenders his check to pay for such shares made payable to the order of "Triangle Imaging Group, Inc." in the amount of $______________, and/or (2) tenders his stock certificate no._______ (duly endorsed with signature guaranteed) representing __________ shares of Common Stock of the Company, to pay for the purchased shares in accordance with the terms of the attached Award Agreement, and/or (3) by initialing this space ________, elects to effect a cashless exercise of the Option to purchase the number of shares identified above pursuant to the terms set forth in the Award Agreement. The undersigned requests that a stock certificate for the shares being purchased hereby, suitably legended, if required, be registered in the name of _________________________ and that such certificate be delivered
to_________________________                     whose                    address
is____________________________________________.

                  The undersigned Optionee understands that, prior to delivery of the Option Shares, the undersigned may be required to satisfy any withholding tax requirements relating to the exercise of the Option represented by the attached Award Agreement or to the disposition of the Option Shares.

Date
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                                              [Name - Signed]

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                                              [Name - Printed]

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                                              [Social Security Number]